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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-23681, 333-76629, 333-88359, and 333-73260 on Forms S-8 of our report dated
February 14, 2002, appearing in this Annual Report on Form 10-K of Sykes Enterprises, Incorporated for the year ended December 31, 2001.



/s/ Deloitte & Touche LLP
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Tampa, Florida
March 15, 2002